UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2010
PROS Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33554	76-0168604
(State of incorporation or organization)	(Commission File	(I.R.S. Employer Identification No.)
Number)

3100 Main Street, Suite 900
Houston, TX, 77002	(713) 335-5151
(Address of principal executive offices)	(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 5, 2010, PROS Holdings, Inc (“the Company”) issued a press release announcing financial results for its second quarter ended June 30, 2010. A copy of the press release, dated as of August 5, 2010, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in the this Current Report, including the exhibit attached hereto, shall not be deemed “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     99.1 Press release dated August 5, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2010	PROS HOLDINGS, INC.
/s/ Charles H. Murphy
Charles H. Murphy
Chief Financial Officer and Executive Vice President (Principal Accounting Officer)